UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 28, 2018

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction

of Incorporation)

001-37845	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 28, 2018, Microsoft Corporation (the “Company”) held its 2018 Annual Shareholders Meeting (the “Annual Meeting”). There were 7,677,511,729 shares of common stock entitled to be voted at the Annual Meeting, of which 6,722,310,265 were voted in person or by proxy. The results for each item submitted for a vote of shareholders are as follows. The shareholders:

(1) Voted to elect each of the fourteen (14) nominees for director.

(2) Approved, on an advisory basis, the compensation of the Company’s named executive officers.

(3) Voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

The Company’s inspector of election certified the following vote tabulations:

Election of directors

Director	Vote Results	% Votes For	For	Against	Abstain	Broker Non-Votes
William H. Gates III	Re-elected	99.7%	5,420,788,454	14,437,836	6,396,127	1,280,687,848
Reid G. Hoffman	Re-elected	99.9%	5,428,821,253	5,317,396	7,483,768	1,280,687,848
Hugh F. Johnston	Re-elected	99.9%	5,428,132,288	5,684,761	7,805,368	1,280,687,848
Teri L. List-Stoll	Re-elected	99.9%	5,424,106,654	7,550,989	9,964,774	1,280,687,848
Satya Nadella	Re-elected	99.9%	5,429,446,686	5,546,845	6,628,886	1,280,687,848
Charles H. Noski	Re-elected	97.4%	5,291,719,736	141,903,621	7,999,060	1,280,687,848
Helmut Panke, Ph.D.	Re-elected	98.4%	5,344,902,932	88,704,328	8,015,157	1,280,687,848
Sandra E. Peterson	Re-elected	99.9%	5,427,428,604	6,899,048	7,294,765	1,280,687,848
Penny S. Pritzker	Re-elected	99.8%	5,424,043,927	10,202,721	7,375,769	1,280,687,848
Charles W. Scharf	Re-elected	99.7%	5,418,618,228	15,136,958	7,867,231	1,280,687,848
Arne M. Sorenson	Re-elected	99.9%	5,426,949,982	6,806,654	7,865,781	1,280,687,848
John W. Stanton	Re-elected	99.7%	5,417,171,652	16,704,483	7,746,282	1,280,687,848
John W. Thompson	Re-elected	99.8%	5,423,270,169	10,737,594	7,614,654	1,280,687,848
Padmasree Warrior	Re-elected	99.8%	5,421,206,575	10,104,934	10,310,908	1,280,687,848

Advisory vote on executive compensation

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	96.0%	5,191,052,670	218,681,803	31,887,944	1,280,687,848

Ratification of appointment of independent auditor

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	97.6%	6,548,647,443	160,911,618	12,751,204	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION (Registrant)

Date: November 29, 2018	/s/ Carolyn Frantz
Carolyn Frantz
Corporate Secretary